UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 9, 2008

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mark Lyons has been promoted to the position of Chairman and Chief Executive Officer of Arch Worldwide Insurance Group, effective July 2, 2008. Mr. Lyons, who joined Arch in 2002 and currently serves as President and Chief Operating Officer of Arch’s U.S.-based insurance group, will succeed Ralph Jones, who will be retiring at the end of his five-year employment term on July 1, 2008.

Following is certain biographical information on Mr. Lyons:

Mr. Lyons, age 51, has served as president and chief operating officer of Arch Insurance Group since June 2006. Prior to June 2006, he served as executive vice president of group operations and chief actuary of Arch Insurance Group from August 2003. From August 2002 to 2003, he was senior vice president of group operations and chief actuary of Arch Insurance Group. From 2001 until August 2002, Mr. Lyons worked as an independent consultant. From 1992 to 2001, Mr. Lyons was executive vice president of product services at Zurich U.S. From 1987 until 1992, he was a vice president and actuary at Berkshire Hathaway Insurance Group. Mr. Lyons holds a B.S. degree from Elizabethtown College. He is also an associate of the Casualty Actuarial Society and a member of the American Academy of Actuaries.

                In connection with Mr. Jones’ retirement, Arch Capital Group Ltd. (“ACGL”), Arch Insurance Group Inc. and Mr. Jones entered into an agreement pursuant to which outstanding share-based awards previously granted to Mr. Jones would be permitted to vest in accordance with the normal vesting schedule included in the applicable agreements and vested stock options and share appreciation rights may be exercised for a period ending three years after the last date of Mr. Jones’ employment, provided Mr. Jones does not compete with ACGL and its subsidiaries as set forth in the agreement.

ITEM 7.01                    Regulation FD Disclosure.

On May 15, 2008, ACGL issued a press release announcing the management changes described in Item 5.02.  A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in Section 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01                    Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated May 15, 2008 announcing the management changes described in Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: May 15, 2008	By:	/s/ John D. Vollaro
Name: John D. Vollaro
		Title:	Executive Vice President,
Chief Financial Officer and
Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated May 15, 2008 announcing the management changes described in Item 5.02.